UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 15, 2004

                             OBIE MEDIA CORPORATION
                             ----------------------
               (Exact name of Company as specified in its charter)

      Oregon                       000-21623                    93-0966515
 ---------------             ---------------------         -------------------

 (State or other                                              (I.R.S. Employer
 jurisdiction of             (Commission File No.)          Identification No.)
  incorporation)

                   4211 West 11th Avenue, Eugene, Oregon 97402
                   -------------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 688-8400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 DFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 DFR 240-13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Obie Media Corporation (Nasdaq:OBIE), reported financial results for its third quarter ended August 31, 2004 in a Press Release issued October 15, 2004, a copy of which is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (c) 99.1 Press Release dated October 15, 2004.















































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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                     OBIE MEDIA CORPORATION


Date: October 15, 2004                             By: /s/ BRIAN B. OBIE
                                                        -----------------------
                                                        Brian B. Obie
                                                        Chief Executive Officer
























































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                                  EXHIBIT INDEX



Exhibit No.                              Description
----------                               -----------

99.1                                     Press Release dated October 15, 2004


















































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